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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 11, 2002
(Date of earliest event reported)

WELLPOINT HEALTH NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13083	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1 WellPoint Way Thousand Oaks, California	91362
(Address of principal executive offices)	(Zip Code)

(818) 234-4000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On January 11, 2002, the Registrant entered into an underwriting agreement by and between the Registrant, J.P. Morgan Securities Inc., Deutsche Banc Alex. Brown Inc. and each of the other Underwriters named in Schedule A thereto (the "Underwriting Agreement"), for the issuance of $350,000,000 aggregate principal amount of the Registrant's 6.375% Notes due 2012 (the "Securities").

        A copy of the Underwriting Agreement and form of notes issuing the Securities are filed herewith as exhibits to this Report and are incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)—(b)    Not applicable.

        (c)    Exhibits.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT HEALTH NETWORKS INC.
January 16, 2002 (Date)	By:	/s/ ROBERT A. KELLY
Robert A. Kelly
Assistant Secretary

Exhibit Number	Description of Exhibit	Method of Filing
1.1	Copy of the Underwriting Agreement dated January 11, 2002	Filed electronically herewith.
4.1	Form of notes for issuance of the Securities	Filed electronically herewith.

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FORM 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE